Catalyst/Lyons Tactical Allocation Fund

Class A: CLTAX Class C: CLTCX Class I: CLTIX

(the “Fund”)

July 21, 2025

This information supplements certain information contained in the Prospectus and Summary Prospectus for the Fund, each dated November 1, 2024, as previously supplemented.

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Effective June 30, 2025, Mark Zavanelli, Senior Portfolio Manager of Lyons Wealth Management, LLC (“Lyons”), replaced Matt Ferratusco as a Portfolio Manager of the Fund. Alexander Read, President, Chief Executive Officer and Chief Investment Officer of Lyons, will continue to serve as a Portfolio Manager of the Fund. Accordingly, all information contained in the Fund’s Prospectus regarding the Portfolio Managers of the Fund is hereby revised to reflect the replacement of Mr. Ferratusco by Mr. Zavanelli as a Portfolio Manager of the Fund as set forth below.

The sections of the Fund’s Prospectus and Summary Prospectus entitled “FUND SUMMARY: Catalyst/Lyons Tactical Allocation Fund - Portfolio Managers” are deleted and replaced with the following:

Portfolio Managers: Alexander Read, Chief Executive Officer and Chief Investment Officer of the Sub-Advisor, and Mark Zavanelli, Senior Portfolio Manager of the Sub-Advisor, serve as the Fund’s Portfolio Managers.  Messrs. Read and Zavanelli are jointly and primarily responsible for managing the Fund’s portfolio. Mr. Read has served the Fund in this capacity since the Fund commenced operations in 2012. Mr. Zavanelli has served the Fund in this capacity since June 2025.

The section of the Fund’s Prospectus entitled “MANAGEMENT OF THE FUND - Portfolio Managers: Catalyst/Lyons Tactical Allocation Fund is deleted and replaced with the following:

Portfolio Managers: Catalyst/Lyons Tactical Allocation Fund

Alexander Read and Mark Zavanelli are primarily and jointly responsible for the day-to-day management of the Fund’s portfolio.

Alexander Read - President, Chief Executive Officer and Chief Investment Officer of Lyons

Mr. Read has been the Chief Executive Officer and Chief Investment Officer of Lyons since 2009, and is responsible for overseeing the development, management and distribution of the firm’s investment strategies. He is the lead member of the firm’s investment committee on equities and derivatives. Mr. Read was a wealth manager for the private client group at Merrill Lynch, managing both institutional and individual assets. In 1997, he transitioned to become the Chief Executive Officer and lead portfolio manager of his own firm focusing on derivative overlay strategies for high net worth clients with concentrated stock positions. Mr. Read is a graduate of the Phillips Exeter Academy, holds a BA in Economics from Lake Forest College, and also completed the Executive Management Program at Rollins College. Mr. Read designed and has continued to develop the option trading strategy over the course of his 30 years career.

Mark Zavanelli, CFA – Senior Portfolio Manager

Mr. Zavanelli has served as a Senior Portfolio Manager of Lyons since 2024. He is also the President of Great Northern Capital (d.b.a. Lyons Investment Management), an affiliate of Lyons, since 2013. Previously, he served as President of ZPR Investment Management, and a Senior Portfolio Manager and Co-Team leader of the Main Street-branded mutual funds at Oppenheimer Funds. Mr. Zavanelli graduated from the Wharton School at the University of Pennsylvania in 1992.

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You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and the Statement of Additional Information for the Fund, each dated November 1, 2024, as supplemented, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to Catalyst Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr, Suite 450, Cincinnati, OH 45246.

Please retain this Supplement for future reference.

MUTUAL FUND SERIES TRUST

Catalyst/Lyons Tactical Allocation Fund Class A: CLTAX Class C: CLTCX Class I: CLTIX

(the “Fund”)

July 21, 2025

This information supplements certain information contained in the Statement of Additional Information (“SAI”) for the Fund, dated November 1, 2024, as previously supplemented.

______________________________________________________________________________

Effective June 30, 2025, Mark Zavanelli, Senior Portfolio Manager of Lyons Wealth Management, LLC (“Lyons”), replaced Matt Ferratusco as a Portfolio Manager of the Fund. Alexander Read, President, Chief Executive Officer and Chief Investment Officer of Lyons, will continue to serve as a Portfolio Manager of the Fund.

Accordingly, all information regarding Mr. Ferratusco contained in the Fund’s SAI is hereby deleted in its entirety, and the following changes are incorporated into the SAI:

The following information replaces the paragraph under the section of the Funds’ SAI entitled “ADVISOR AND SUB-ADVISORS - Portfolio Managers – Tactical Allocation Fund”:

Subject to the oversight and approval of the Advisor, Alexander Read and Mark Zavanelli are jointly and primarily responsible for the day-to-day management of the Tactical Allocation Fund’s portfolio. Messrs. Read and Zavanelli’s compensation from Lyons is based on a salary plus a discretionary bonus based on the overall profits of the firm.

The following information is added to the tables contained under the section of the SAI entitled “ADVISOR AND SUB-ADVISORS - Portfolio Managers’ Other Accounts Managed – All Funds”:

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Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Mark Zavanelli*	0	$0	0	$0	61	$64

*as of May 31, 2025

Mark Zavanelli*	Tactical Allocation Fund	0

*as of May 31, 2025

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You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information for the Fund, each dated November 1, 2024, as supplemented, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-866-447-4228 or by writing to Catalyst Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr, Suite 450, Cincinnati, OH 45246.

Please retain this Supplement for future reference.

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